Supplement to the
Fidelity® Advisor
Japan Fund
Class A, Class T, Class B, and Class C
December 30, 2006
Prospectus

At its December 2006 meeting, the Board of Trustees approved a new management contract for Fidelity Advisor Japan Fund. It is expected that shareholders of record on March 19, 2007 will be asked to vote on the new management contract at a shareholder meeting on or about May 16, 2007. If shareholders approve, the new management contract will add a performance adjustment component to the management fee based on the fund's performance (calculated by reference to the investment performance of the fund's Institutional Class) versus the Tokyo Stock Exchange Stock Price Index and will allow the Board of Trustees to designate an alternative performance adjustment index in the future, without a shareholder vote, when permitted by applicable law.

More detailed information will be contained in the proxy statement, which is expected to be available after March 19, 2007.

The following information replaces the similar information found in the 3rd bullet in the "Fidelity Advisor Systematic Withdrawal Program" table on page 25.

  Aggregate redemptions per 12-month period from your account may not exceed 12% of the account value and are not subject to a CDSC; and you may set your withdrawal amount as a percentage of the value of your account or a fixed dollar amount.

The following information replaces similar CDSC waiver information found in the "Fund Distribution" section beginning on page 31.

The CDSC may be waived on the redemption of shares (applies to Class A, Class B, Class C and Class T, unless otherwise noted):

A form may be required.

1. For disability or death;

2. From employer-sponsored retirement plans (except SIMPLE IRAs, SEPs, and SARSEPs) starting the year in which age 70 1/2 is attained;

3. For minimum required distributions from Traditional IRAs, Rollover IRAs, SIMPLE IRAs, SEPs, and SARSEPs (excludes Roth accounts) starting the year in which age 70 1/2 is attained;

4. Through the Fidelity Advisor Systematic Withdrawal Program, if the amount does not exceed 12% of the account balance in a rolling 12-month period;

AJAF-07-03 September 11, 2007
1.743385.123

5. (Applicable to Class A and Class T only) Held by insurance company separate accounts;

6. (Applicable to Class A and Class T only) From an employee benefit plan (except SIMPLE IRAs, SEPs, SARSEPs and plans covering self-employed individuals and their employees) or 403(b) programs (except Fidelity Advisor 403(b) programs for which Fidelity or an affiliate serves as custodian);

7. (Applicable to Class A and Class T only) Purchased by the Fidelity Investments Charitable Gift Fund;

8. (Applicable to Class A and Class T only) On which a finder's fee was eligible to be paid to an investment professional at the time of purchase, but was not paid because payment was declined (to determine your eligibility for this CDSC waiver, please ask your investment professional if he or she received a finder's fee at the time of purchase);

9. (Applicable to Class C only) On which investment professionals did not receive a concession at the time of purchase.

The following information replaces the biographical information for Dale Nicholls found in the "Fund Management" section on page 30.

Robert Rowland is vice president and portfolio manager of Advisor Japan Fund, which he has managed since September 2007. Since joining Fidelity Investments in 1995, Mr. Rowland has worked as a research analyst and portfolio manager.

Supplement to the
Fidelity® Advisor
Japan Fund
Institutional Class
December 30, 2006
Prospectus

At its December 2006 meeting, the Board of Trustees approved a new management contract for Fidelity Advisor Japan Fund. It is expected that shareholders of record on March 19, 2007 will be asked to vote on the new management contract at a shareholder meeting on or about May 16, 2007. If shareholders approve, the new management contract will add a performance adjustment component to the management fee based on the fund's performance (calculated by reference to the investment performance of the fund's Institutional Class) versus the Tokyo Stock Exchange Stock Price Index and will allow the Board of Trustees to designate an alternative performance adjustment index in the future, without a shareholder vote, when permitted by applicable law.

More detailed information will be contained in the proxy statement, which is expected to be available after March 19, 2007.

The following information replaces the biographical information for Dale Nicholls found in the "Fund Management" section on page 27.

Robert Rowland is vice president and portfolio manager of Advisor Japan Fund, which he has managed since September 2007. Since joining Fidelity Investments in 1995, Mr. Rowland has worked as a research analyst and portfolio manager.

AJAFI-07-02 September 11, 2007
1.743386.118